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                                FOLIO CORPORATION
                              c/o Open Market, Inc.
                                One Wayside Road
                         Burlington, Massachusetts 01803


As of October 13, 2000



Vision IV Properties, LLC
c/o W.J. Knowles
3311 North University Avenue
Suite 200
Provo, Utah 84604

         Re: PURCHASE AND SALE AGREEMENT (THE "AGREEMENT") BETWEEN FOLIO CORPORATION (THE "SELLER") AND VISION IV PROPERTIES, LLC (THE "BUYER"), DATED AS OF AUGUST 23, 2000

Ladies and Gentlemen:

         This letter confirms our agreement in connection with the modification of the referenced Agreement. All capitalized words and phrases used in this letter and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

         For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and Buyer hereby agree as follows:

         1. The Buyer has completed its inspections of the Property and matters related thereto. In connection therewith, the Buyer has identified certain repairs and alterations to be made to the Property prior to the Closing. Said repairs and alterations are identified on the schedule attached to this letter as EXHIBIT A and incorporated herein by this reference. The Buyer and Seller hereby acknowledge and agree that excepting only the items set forth in EXHIBIT A, no additional repairs or alterations will need to be made to the Property prior to the Closing. Buyer and Seller shall exercise reasonable efforts to cooperate with each other in the performance of said repairs and alterations, and Buyer shall review said repairs and alterations promptly after the completion thereof.

         2. The parties have agreed to extend the Closing Date to October 27, 2000 and, accordingly, Section 6.1 of the Agreement is hereby amended by deleting the date "October 15, 2000" from the second line of said section and replacing it with the date "October 27, 2000".



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         3.       The parties have also agreed that concurrently herewith, the
                  Escrow Agent shall deliver the Deposit to be held by the Seller, to be applied by the Seller in accordance with the terms of the Agreement. Accordingly, concurrently herewith the Buyer and Seller have instructed the Escrow Agent to transfer the Deposit, by wire transfer, to the account of the Seller. Seller hereby agrees that the Deposit shall be applied in accordance with the terms and provisions of the Agreement.

         Except as expressly set forth herein, the Agreement and all of the terms, conditions and provisions thereof shall remain unaltered and unmodified and in full force and effect in accordance with the terms thereof.

         EXECUTED as an instrument under seal as of the date and year set forth above.

                                 SELLER:

                                 FOLIO CORPORATION, a Utah corporation


                                        By:   /s/ Jonathan C. Wilk
                                          --------------------------------------
                                           Name:  Jonathan C. Wilk
                                           Its: Legal Counsel
                                           Hereunto duly authorized

                                   BUYER:

                                 VISION IV PROPERTIES LLC, a Utah limited liability company

                                        /s/ W.J. Knowles
                                 -----------------------------------------------
                                 W.J. Knowles, its manager, hereunto duly
                                 authorized




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                                    Exhibit A

                      Scheduled of Agreed-Upon Repair Items




















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